Exhibit 99.1
Execution

Second Amendment to Credit Agreement
dated as of October 15, 2008
among
Asyst Technologies, Inc.,
Asyst Technologies Japan Holdings Company, Inc.,
and
Asyst Technologies Japan, Inc.
as Borrowers,
KeyBank National Association,
as Administrative Agent, Lender, Swing Line Lender and L/C Issuer
and
the Lenders Party hereto,
as Lenders

Second Amendment to Credit Agreement
     This Second Amendment to Credit Agreement (this “Amendment”) dated as of October 15, 2008 (the “Amendment Effective Date”) is entered into among Asyst Technologies, Inc., a California corporation (the “Company” or “ATI”); Asyst Technologies Japan Holdings Company, Inc., a Japanese corporation (formerly known as Asyst Japan, Inc., “AJH”); and Asyst Technologies Japan, Inc., a Japanese corporation (formerly known as Asyst Shinko, Inc., “ATJ”; and together with ATI and AJH being referred to hereafter collectively as the “Borrowers” and individually each as a “Borrower”); KeyBank National Association (“Key”), as Administrative Agent, Lender, Swing Line Lender and L/C Issuer (“Agent”) as provided herein, Citibank, N.A. (“Citi”), as Syndication Agent and as Lender, Silicon Valley Bank (“SVB”), as Documentation Agent and as Lender, and RBS Citizens NA (formerly known as Citizens Bank NA), as Lender (“Citizens”, and together with Key, Citi and SVB, as Lenders, being referred to collectively as the “Lenders” and individually each as a “Lender”) amends that certain Credit Agreement dated as of July 27, 2007 (as previously amended, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined or used in the Credit Agreement.
Witnesseth:
     Whereas, the parties hereto wish to amend the Credit Agreement to revise certain provisions and requirements of the Credit Agreement; and
     Now, Therefore, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     (a) Amendment to Definitions. From and after the Amendment Effective Date,
     (i) the definition of “Applicable Rate” is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     ““Applicable Rate” means, with respect to the Revolving Credit Facility and the Term Loan Facility, 6.00% per annum for the Base Rate Loans and the LIBOR Rate Loans, and 0.50% with respect to the commitment fee payable pursuant to Section 2.09(a); provided, however, that the Applicable Rate with respect to the Revolving Credit Facility and the Term Loan Facility will (a) so long as the Company satisfies the covenants set forth in Sections 7.11(a) and 7.11(b) for the two (2) immediately preceding fiscal quarters, decrease 2.00% per annum for such Interest Periods thereafter, and (b) permanently increase 2.00% per annum if the Company does not receive the Net Proceeds of the Additional Capital by March 31, 2009.”
     (ii) The definition of “Collateral” is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:

Second Amendment to Credit Agreement
     ““Collateral” means, collectively, all of the US Collateral, the Japanese Collateral, the Korean Collateral, the Taiwanese Collateral and the Other Foreign Collateral; provided, however, that the net unearned portions of all Customer Deposits may, from time to time, with the Administrative Agent’s consent (which consent may be granted, withheld or denied in the Administrative Agent’s reasonable discretion) pursuant to Section 9.10, be excluded from the definition of “Collateral” and consequently not included in (or released from) the Liens thereon in favor of the Administrative Agent.”
     (iii) the definition of “Liquidity Amount” is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     ““Liquidity Amount” means, as of any date of determination, the sum of (a) unrestricted cash on hand (including Cash Equivalents) of the Loan Parties at such time that such cash is free of all Liens (other than Liens securing the Obligations), plus (b) the aggregate amount that can be borrowed at such time under this Agreement and under any of the Borrowers’ then existing lines of credit, plus (c) the net unearned portions of all Customer Deposits (to the extent the Company does not have a reasonable expectation of returning the same to such customer), plus (d) for each of the fiscal quarters ended September 30, 2008, December 31, 2008 and March 31, 2009 only, such amounts listed as “Accounts receivable, net” under Current Assets category of the Company’s Consolidated Balance Sheet as published in the Company’s Form 10Q and 10K filings for each such fiscal quarters.”
     (iv) each of the following definitions is hereby added, in correct alphabetical sequence, to Section 1.01 of the Credit Agreement:
     “Additional Capital” means any of the following (acceptable in form and substance to the Agent) the Net Proceeds of which are not less than $20,000,000: (a) the issuance of additional Equity Interests in the Company which are not Disqualified Equity Interests; or (b) Subordinated Debt of the Company; or (c) a combination of (a) and (b).
     “Customer Deposits” means any amount or amounts received by the Company from any customer as a deposit or prepayment for services to be rendered, goods or equipment ordered or otherwise in connection with or related to any contract or other arrangement with any such customer.
     “Disqualified Equity Interests” means any Equity Interests of a Person or a Subsidiary thereof issued after the Amendment Effective Date which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event, matures or is mandatorily redeemable,

Second Amendment to Credit Agreement
pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or would require the mandatory payment of cash dividends, in each case on or prior to a date that is at least 180 days after the final Maturity Date, for cash or securities constituting Indebtedness. Without limitation of the foregoing, Disqualified Equity Interests shall be deemed to include any preferred stock or other Equity Interest of a Person or a Subsidiary of such Person, with respect to either of which, under the terms of such preferred stock or Equity Interest, by agreement or otherwise, such Person or Subsidiary is obligated to pay current dividends or distributions in cash during the 180 day period prior to the final Maturity Date.”
     “Excess Cash Flow” means, for any fiscal quarter, an amount equal to fifty percent (50%) of the amount by which Consolidated EBITDA exceeds $5,000,000 for such quarter.
     “Japanese Lenders” means, with respect to the Continuing Debt, those banks or financial institutions listed in items 2 and 3 on Schedule 7.02 of the Loan Agreement (but not including any lender on any intercompany Indebtedness) and their successors or replacements pursuant to any Refinancings with respect to such Indebtedness that is permitted by the terms of Section 7.02.”
     “Japanese Second Liens” means such subordinated Liens on that portion of the Collateral comprising Japanese Collateral as the Administrative Agent shall permit from time to time for the benefit of Japanese Lenders to secure Continuing Debt; provided, however, that such Continuing Debt (a) has a term of at least eighteen (18) months and (b) the Liens securing the same are subject to such subordination and intercreditor terms as are reasonably satisfactory to the Administrative Agent.”
     (b) Amendment to Section 2.05(c). From and after the Amendment Effective Date, Section 2.05(c) is hereby amended by adding a new subsection, Section 2.05(c)(viii), at the end thereof as follows:
     “(viii) Excess Cash Flow. In addition to the payments required under Section 2.07(a), for each fiscal quarter of Company ending June 30, 2009 and December 31, 2009, each Borrower shall prepay its pro rata share of the Term Loans in an aggregate amount equal to the greater of (A) the Excess Cash Flow for such fiscal quarter less the required payment under Section 2.07(a) paid for such quarter or (B) the sum of $2,500,000, such prepayment to be made within fifteen (15) days of the date Company delivers the financial statements required by Section 6.01 for each such fiscal quarter/year to the Administrative Agent. Any prepayment of a LIBOR Rate Loan shall be accompanied by all accrued interest thereon, together with the amounts set forth in Section 3.05(a).
     For each fiscal quarter of Company ending March 31, 2009 and September 30, 2009, each Borrower shall prepay its pro rata share of the Term Loan in an aggregate amount equal to the greater of (A) the Excess Cash Flow for such fiscal quarter or (B) $2,500,000, such prepayment to be made within fifteen (15) days of the date Company delivers the financial statements required by Section 6.01 for each such fiscal quarter/year to the Administrative Agent. Any prepayment of a LIBOR Rate Loan shall be accompanied by all accrued interest thereon, together with the amounts set forth in Section 3.05(a).

Second Amendment to Credit Agreement
     Any such principal repayments made pursuant to this Section 2.05(c)(viii) shall not be subject to any premium, penalty or other similar charge hereunder, including the prepayment premium set forth in Section 2.05(a).”
     (c) Amendment to Section 4.02. From and after the Amendment Effective Date, the first sentence of Section 4.02 is hereby amended by adding a new subsection, Section 4.02(g), at the end thereof as follows:
     “(g) The Administrative Agent shall have received evidence satisfactory to it in its sole discretion that the Company has received bona fide orders for services to be rendered, goods or equipment ordered or otherwise in connection with or related to any contract or other arrangement in an amount of not less than an average (for each such fiscal quarter) of $110,000,000 for each of the two (2) immediately preceding fiscal quarters occurring on or after the fiscal quarter ending September 30, 2008.”
     (d) Amendment to Section 6.01(d). From and after the Amendment Effective Date, Section 6.01(d) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     “(d) as soon as available, but in any event within twenty (20) days (or, in the case of March, within thirty five (35) days) following the end of each fiscal month of the Company, (i) an unaudited consolidating balance sheet of the Company and its Subsidiaries as of the end of such fiscal month, and (ii) monthly reports disclosing unaudited (1) estimated sales and booking data, (2) any amounts received as Customer Deposits and the unearned balances thereof, (3) aging of accounts payable and accounts receivable, and (4) projections of cash flow for the upcoming thirteen (13) week period, in each case with respect to such month just ended.”
     (e) Amendment to Section 7.01. From and after the Amendment Effective Date, Section 7.01(m) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     “(m) Japanese Second Liens permitted by the Agent on the Japanese Collateral.”
     (f) Amendment to Existing Financial Covenants. From and after the Amendment Effective Date:
     (i) Consolidated Total Leverage Ratio. The covenant set forth in Section 7.11(a) shall be suspended and not in effect for each of the fiscal quarters

Second Amendment to Credit Agreement
ending September 30, 2008, December 31, 2008 and March 31, 2009. The covenant set forth in Section 7.11(a) shall resume effectiveness commencing with the fiscal quarter ending June 30, 2009; provided, however, that the reference to “4.00:1” shall be amended to read “5.00:1” for such fiscal quarter only. Thereafter, the covenant set forth in Section 7.11(a) shall resume effectiveness commencing with the fiscal quarter ending September 30, 2009 (i.e., the Consolidated Total Leverage Ratio shall not be greater than 4.00:1 at the end of any Measurement Period);
     (ii) Consolidated Senior Leverage Ratio. The covenant set forth in Section 7.11(b) shall be suspended and not in effect for each of the fiscal quarters ending September 30, 2008, December 31, 2008 and March 31, 2009. The covenant set forth in Section 7.11(b) shall resume effectiveness commencing with the fiscal quarter ending June 30, 2009 provided however that the reference in Section 7.11(b) to “3.00:1” shall be amended to read (A) “2.00:1” for the Measurement Periods ending June 30, 2009 and September 30, 2009 and (B) “1.50:1” for the Measurement Period ending December 31, 2009 and thereafter; and
     (iii) Consolidated Fixed Charge Coverage Ratio. The covenant set forth in Section 7.11(c) shall be suspended and not in effect for each of the fiscal quarters ending September 30, 2008, December 31, 2008 and March 31, 2009. The covenant set forth in Section 7.11(c) shall resume effectiveness commencing with the fiscal quarter ending June 30, 2009; provided, however, that the reference in Section 7.11(c) to “1.50:1” shall be amended to read “1.00:1” for such fiscal quarter only. Thereafter, the covenant set forth in Section 7.11(c) shall resume effectiveness commencing with the fiscal quarter ending September 30, 2009 (i.e., the Consolidated Fixed Charge Coverage Ratio shall be not less than 1.50:1 at the end of any Measurement Period).
     (iv) Minimum Liquidity. Section 7.11(d) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     (d) Minimum Liquidity. Permit the Liquidity Amount to be less than the following levels as of the last day of such fiscal quarter:

for the fiscal quarter ending September 30, 2008	$165,000,000
for the fiscal quarter ending December 31, 2008	$180,000,000
for the fiscal quarter ending March 31, 2009	$180,000,000

Second Amendment to Credit Agreement
     (v) Section 7.11(e) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     (e) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for the Measurement Period ending March 31, 2009 to be less than 1.0:1 as of the last day of such Measurement Period.
     (vi) Section 7.11(f) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     (f) Maximum Total Indebtedness to Capitalization. Permit Consolidated Funded Indebtedness to Capitalization to be less than the following levels as of the last day of each of the fiscal quarters ending:

for the fiscal quarter ending September 30, 2008	72.5%
for the fiscal quarter ending December 31, 2008	72.5%
for the fiscal quarter ending March 31, 2009	72.5%
     (vii) Section 7.11(g) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     (g) Minimum Consolidated EBITDA. Permit Consolidated EBITDA to be less than the following levels as of the last day of each of the following periods:

Period	Level
for the fiscal quarter ending September 30, 2008	(-$7,000,000)
for the fiscal quarter ending December 31, 2008	$1
for the two (2) combined fiscal quarters ending December 31, 2008 and March 31, 2009	$6,600,000

Second Amendment to Credit Agreement
     (g) Amendment to Section 9.10. From and after the Amendment Effective Date, Section 9.10(a) is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:
     (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, (iii) that constitutes net unearned portions of all Customer Deposits as more fully described in the definition of “Collateral”, or (iv) if approved, authorized or ratified in writing in accordance with Section 10.01;
     Section 2. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:
     (a) No Default or Event of Default has occurred and is continuing under the Credit Agreement as amended hereby. No Default or Event of Default would result from the amendment of the Credit Agreement contemplated hereby.
     (b) The execution, delivery and performance by the Loan Parties of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.
     (c) This Amendment and each of the other Loan Documents (as amended by this Amendment) constitute the legal, valid and binding respective obligations of each Loan Party, as applicable, enforceable against it in accordance with their respective terms.
     (d) All representations and warranties of Borrowers in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).
     (e) Loan Parties are each entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.
     (f) Each Loan Party’s respective obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

Second Amendment to Credit Agreement
     Section 3. Continuing Effectiveness; Ratification of Guaranties. As herein amended, each of the Loan Documents shall remain in full force and effect and each of the agreements, guarantees and obligations contained therein (as amended hereby) is hereby ratified and confirmed in all respects.
     Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.
     Section 5. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.
     Section 6. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.
     Section 7. Effectiveness. The amendments set forth in Section 1 above shall deemed effective as of the Amendment Effective Date provided that the Administrative Agent shall have first received (a) counterparts of this Amendment executed by each party hereto, and (b) an amendment fee (for the account of each Lender executing this Amendment, pro rata in accordance with each such Lender’s portion of the total Commitments hereunder) equal to fifty (50) basis points (0.50%) of the total Commitments, as revised ($108,250,000).
[Signature Pages to Follow]

     The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

Asyst Technologies, Inc.
By:	/s/ Stephen S. Schwartz
	Name:	Stephen S. Schwartz
	Its:	President and Chief Executive Officer

Asyst Technologies Japan Holdings Company, Inc.
By:	/s/ Tetsuo Yamashita
	Name:	Tetsuo Yamashita
	Its:	Representative Director

Asyst Technologies Japan, Inc.
By:	/s/ Stephen S. Schwartz
	Name:	Stephen S. Schwartz
	Its:	Representative Director

Second Amendment to Credit Agreement

KeyBank National Association, as Administrative Agent, Lender, Swing Line Lender and L/C Issuer
By:	/s/ Raed Y. Alfayoumi
	By:	Raed Y. Alfayoumi
	Title:	Vice President

Second Amendment to Credit Agreement

Silicon Valley Bank, as Lender
By:	Illegible
	Title:	Relationship Manager

Second Amendment to Credit Agreement

Citibank, N.A., as Lender
By:
Title:

Second Amendment to Credit Agreement

RBS Citizens NA, as Lender
By:
Title:

Second Amendment to Credit Agreement

Asyst Technologies (Taiwan) Ltd., as a Taiwanese Subsidiary Guarantor
By:	/s/ Steve Debenham
	Title:	Director

Second Amendment to Credit Agreement

Asyst Korea, Ltd., as a Korean Subsidiary Guarantor
By:	/s/ Steve Debenham
	Title:	Director

Second Amendment to Credit Agreement

Asyst Technologies Japan, Inc. (Formerly Asyst Shinko, Inc.), as a Japanese Subsidiary Guarantor
By:	/s/ Stephen S. Schwartz
	Title:	Representative Director

Second Amendment to Credit Agreement

Asyst Technologies, Inc., as Guarantor
By:	/s/ Stephen S. Schwartz
	Title:	President and Chief Executive Officer

Second Amendment to Credit Agreement

Asyst Technologies Japan Holdings Company, Inc. (Formerly Asyst Japan, Inc.), as a Japanese Subsidiary Guarantor
By:	/s/ Tetsuo Yamashita
	Title:	President

Second Amendment to Credit Agreement

Asyst Automation Technologies Ireland Limited (Formerly: Ayst Shinko Ireland, Ltd.)
By:	/s/ John Swenson
	Title:	Director

]

Second Amendment to Credit Agreement

Asyst Shinko Taiwan, Inc., as a Taiwanese Subsidiary Guarantor
By:	/s/ Noborn Goto
	Title:	Director

Second Amendment to Credit Agreement

Asyst Shinko Korea, Inc., as a Korean Subsidiary Guarantor
By:	/s/ Noborn Goto
	Title:	Director

Second Amendment to Credit Agreement

Asyst Shinko America, Inc., as US Subsidiary Guarantor
By:	/s/ Steve Debenham
	Title:	Director

Exhibit A to
Second Amendment to Credit Agreement
Schedule 2.01

	Original[1]		Term Loan	Revolving Credit
	Term Loan	Revolving Credit	Applicable	Applicable
Lender	Commitment	Commitment	Percentage	Percentage
KeyBank National Association	$42,000,000	$14,666,666.67	49.41%	53.33%
Citibank, N.A.	$20,000,000	$5,238,095.24	23.53%	19.05%
Silicon Valley Bank	$15,000,000	$5,238,095.24	17.65%	19.05%
Citizens Bank	$8,000,000	$2,357,142.86	9.41%	8.57%
Total	$85,000,000	$27,500,000	100%	100%

[1]	Note: This reflects size of Term Loan Commitments at original closing. Principal prepayments of $4,250,000 are not reflected on this schedule.